Exhibit 32

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
         (As adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002)


     For the Quarterly Report of Cole Computer Corporation (the "Company")on Form 10-QSB for the period ending June 30, 2003, (the "Report"), the
Undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that:

     (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


Dated:  August  19,  2003


/s/Dyon  Tang
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Dyon  Tang,  Chief  Executive  Officer



/s/Lyndel  Lackey
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Lyndel  Lackey,  Chief  Financial  Officer



[This Section 906 certification accompanies the Report, but is not "filed" as part of the Report.]